UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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WINLAND ELECTRONICS, INC.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS
CORPORATE GOVERNANCE
NOMINATING/GOVERNANCE COMMITTEE REPORT
ELECTION OF DIRECTORS
INCREASE IN SHARES RESERVED UNDER THE 2008 EQUITY INCENTIVE PLAN
EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF AUDIT COMMITTEE
OTHER BUSINESS
SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES
ANNUAL REPORT
FORM 10-K

WINLAND ELECTRONICS, INC.
_______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
May 5, 2009
_______________________

TO THE SHAREHOLDERS OF WINLAND ELECTRONICS, INC.:

The 2009 Annual Meeting of Shareholders of Winland Electronics, Inc. will be held at the Marriott Minneapolis City Center, 30 South 7th Street, Minneapolis, Minnesota, at 3:30 p.m. on Tuesday, May 5, 2009, for the following purposes:

1.	To set the number of members of the Board of Directors at five (5).

2.	To elect directors.

3.	To approve the increase from 300,000 shares to 500,000 shares authorized for Winland’s 2008 Equity Incentive Plan.

4.	To take action on any other business that may properly come before the meeting or any adjournment thereof.

Accompanying this Notice of Annual Meeting is a combined Proxy Statement and Annual Report and form of Proxy.

Only shareholders of record as shown on the books of Winland Electronics at the close of business on March 9, 2009 will be entitled to vote at the 2009 Annual Meeting or any adjournment thereof.  Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

        You are cordially invited to attend the 2009 Annual Meeting.  Whether or not you plan to attend the 2009 Annual Meeting, please vote your shares by via the internet, telephone or sign, date and mail the enclosed form of Proxy in the return envelope provided.  The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.  The prompt return of proxies will help us avoid the unnecessary expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS,
Date: March 26, 2009	By:	/s/ Thomas J. Goodmanson
Mankato, Minnesota		Thomas J. Goodmanson
Chairman of the Board

WINLAND ELECTRONICS, INC.
_______________________

PROXY STATEMENT FOR
 ANNUAL MEETING OF SHAREHOLDERS
to be held
May 5, 2009
_______________________

The accompanying Proxy is solicited by the Board of Directors of Winland Electronics, Inc. for use at our 2009 Annual Meeting of Shareholders to be held on Tuesday, May 5, 2009, at the location/time and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us.  Our directors, officers and employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

You may vote your shares as follows:

▪	Vote by Internet: www.proxyvote.com
▪	Vote by Telephone: 1-800-690-6903
▪	Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Any shareholder giving a Proxy may revoke it any time prior to its use at the 2009 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of Winland Electronics or by filing a later dated written Proxy with one of our officers.  Personal attendance at the 2009 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2009 Annual Meeting.  Proxies will be voted as directed therein.  Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock entitled to vote shall constitute a quorum for the transaction of business.  If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.  If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter.  An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

The mailing address of the principal executive office of Winland Electronics is 1950 Excel Drive, Mankato, Minnesota 56001.  We expect that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about March 26, 2009.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors has fixed March 9, 2009 as the record date for determining shareholders entitled to vote at the 2009 Annual Meeting.  Persons who were not shareholders on such date will not be allowed to vote at the 2009 Annual Meeting.  At the close of business on March 9, 2008, there were 3,669,148 shares of our Common Stock, par value $.01 per share, issued and outstanding.  The Common Stock is our only outstanding class of capital stock.  Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 2009 Annual Meeting.  Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

The following table provides information as of March 9, 2008 concerning the beneficial ownership of our Common Stock by (i) the persons known by us to own more than 5% of our outstanding Common Stock, (ii) each of our directors, (iii) the named executive officers in the Summary Compensation Table and (iv) all current executive officers and directors as a group.  Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.  As of March 9, 2008, there were 3,669,148 shares of our Common Stock issued and outstanding.

Name (and Address of 5% Owner) or Identity of Group	Number of Shares Beneficially Owned(1)		Percent of Class (1)
Lorin E. Krueger	215,416	(2)	5.9%
Thomas J. de Petra	44,727	(3)	1.2%
Richard T. Speckmann	36,100	(4)	1.0%
Warren Mitchell	0		0.0%
David Kuklinski	0		0.0%
Thomas J. Goodmanson	18,000	(5)	*
Glenn A. Kermes	22,000	(6)	*
Thomas J. Brady	23,000	(7)	*
Greg Burneske	28,805	(8)	*
FMR LLC	337,600	(9)	9.2%
All Executive Officers and Directors as a Group (9 Individuals)	388,048	(10)	10.2%

*               Less than 1% of the outstanding shares of Common Stock.

(1)
Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days.  Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual’s right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2)
Includes 880 shares held by Mr. Krueger’s spouse and 5,500 shares which may be purchased by Mr. Krueger upon exercise of currently exercisable options.  Mr. Krueger’s address is 517 River Hills Road, Mankato MN 56001.

(3)	Includes 31,500 shares which may be purchased by Mr. de Petra upon exercise of currently exercisable options.
(4)	Includes 27,000 shares which may be purchased by Mr. Speckmann upon exercise of currently exercisable options.

(5)	Includes 11,000 shares which may be purchased by Mr. Goodmanson upon exercise of currently exercisable options.

(6)	Includes 18,000 shares which may be purchased by Mr. Kermes upon exercise of currently exercisable options.

(7)	Includes 12,000 shares held by Mr. Brady’s spouse and 11,000 shares which may be purchased by Mr. Brady upon exercise of currently exercisable options.

(8)	Includes 25,200 shares which may be purchased by Mr. Burneske upon exercise of currently exercisable options.

(9)
According to a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009 by FMR LLC (“FMR”) and Edward C. Johnson III, Chairman and principal shareholder of FMR, the shares are beneficially owned by Fidelity Management & Research Company (“Fidelity Research”) as an investment adviser to various investment companies (the “Funds”), including Fidelity Low Priced Stock Fund (“Fidelity Fund”), with Mr. Johnson, FMR and the Funds each having the sole power to dispose of such shares and the Funds’ Boards of Trustees having the sole power to vote or direct the vote of such shares.  Fidelity Research and Fidelity Fund are wholly-owned subsidiaries of FMR.  The address for FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

(10)	Includes 129,200 shares which may be purchased by executive officers and directors upon exercise of currently exercisable options.

CORPORATE GOVERNANCE

Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws.  Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.  The corporate governance practices that we follow are summarized below.

Independence

The Board has determined that a majority of its members are “independent” as defined by the listing standards of the American Stock Exchange.  Our independent directors are Richard T. Speckmann, Thomas J. Goodmanson and Thomas J. Brady.  In the last three years, there have been no transactions, relationships or arrangements, other than in connection with service on our Board, between the independent directors and Winland Electronics.

Code of Ethics and Business Conduct

The Board has approved a Code of Ethics and Business Conduct that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller.  The Code of Ethics and Business Conduct addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.  The Code of Ethics and Business Conduct is available free of charge to any shareholder who sends a request for a copy to Winland Electronics, Inc., Attn. Chief Financial Officer, 1950 Excel Drive, Mankato, Minnesota 56001, and it is also available on our website at www.winland.com.  We intend to disclose on our website any amendment to, or waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller relating to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.  Late in 2003, we contracted with an independent professional organization to provide anonymous hotline services that permit our employees to communicate any concerns about behavior or practices of Winland Electronics, its employees, officers or directors.  This service began January 1, 2004 which is still currently used and was established to assist the Board of Directors in effective internal control.

Meeting Attendance

Board and Committee Meetings.  Directors are required to attend a minimum of 75% of Board and committee meetings.  During fiscal 2008, the Board held four (4) meetings.  Each director attended 100% of the meetings of the Board and the committees on which such director served.

Annual Meeting of Shareholders.  Directors are encouraged to attend our annual meetings of shareholders; however, there is no formal policy regarding attendance at annual meetings.  All directors were in attendance for our 2008 annual meeting of shareholders.

Executive Sessions of the Board

An executive session of non-management directors is held at least once a year.  In 2008, the Board held one  (1) executive sessions this year and the Audit committee held four (4) executive sessions.

Committees of the Board

Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating/Governance Committee.  Each of the current members of these committees is a non-employee independent director.

       Audit Committee.  The Audit Committee is comprised of Thomas J. Brady (Chairman), Thomas J. Goodmanson and Richard T. Speckmann.  Messrs. Brady and Goodmanson are "audit committee financial experts" as defined by Item 401(e) of Regulation S-K under the Securities Act of 1933.  Mr. Brady has a degree in accounting and is an inactive CPA in the state of Minnesota.  He currently serves as Chief Financial officer of Digineer, Inc., an end-to-end e-business solutions provider.  Mr. Goodmanson has a degree in accounting and is an inactive CPA in the State of Minnesota.  He currently serves as Chief Financial Officer of Calibrio, Inc. a leading provider of workforce optimization and unified desktop software for IP-based contact centers.  We acknowledge that the designation of Messrs. Brady and Goodmanson as audit committee financial experts does not impose on Messrs. Brady and Goodmanson any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Messrs. Brady and Goodmanson as a member of the audit committee and the Board of Directors in the absence of such designation or identification.  The Audit Committee reviews the selection and work of our independent registered public accounting firm and the adequacy of internal controls for compliance with corporate policies and directives.  The Audit Committee's Report is included on page 15.  During 2008, the Audit Committee met four (4) times.  Our independent registered public accounting firm was present at all of these meetings.

Compensation Committee.  The Compensation Committee is comprised of Richard T. Speckmann (Chairman), Thomas J. Goodmanson and Thomas J. Brady.  Mr. Brady was appointed to the committee on May 6, 2008.  This committee determines the compensation of the Chief Executive Officer; and, taking into consideration any recommendations by the Chief Executive Officer, it also determines the compensation for our other executive officers.   The committee makes recommendations to the Board of Directors with respect to incentive compensation plans.  This committee is vested with the same authority as the Board of Directors with respect to the administration of our equity plans.  During 2008, the Compensation Committee met once.

Nominating/Governance Committee.  The Nominating/Governance Committee is comprised of Richard T. Speckmann (Chairman), Thomas J. Brady and Thomas J. Goodmanson.  On May 6, 2008, Mr. Brady was appointed to the committee and Mr. Speckmann was appointed Chairman of the committee.  This committee recommends to the Board of Directors nominees for vacant positions on the Board, sets goals for the Board and monitors the achievement of such goals.  This committee will consider a candidate for director proposed by a shareholder. Candidates must have broad training and experience in their chosen fields and must have achieved distinction in their activities.  The committee considers the particular expertise of each nominee and strives to achieve an appropriate breadth of skills among the Board members.  A shareholder who wants to propose a candidate must comply with the provisions of our Bylaws regarding nominations for the election of directors.  The policies of the committee are described more fully in the Nominating/Governance Committee’s Report on page 6.  During 2008, the Nominating/Governance Committee met once.

Communications with the Board

Shareholders may communicate directly with the Board of Directors.  All communications, other than shareholder proposals and director nominations which must comply with certain other requirements as discussed under “Shareholder Proposals and Nominations of Director Candidates” on page 15, should be directed to our Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board.  The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures.  Shareholder communications to the Board should be sent to:

Glenn A. Kermes, Chief Financial Officer
Winland Electronics, Inc.
1950 Excel Drive
Mankato, MN 56001

Compensation to Non-Employee Directors

Cash Compensation.  In addition to being reimbursed for out-of-pocket expenses incurred in connection with attendance at Board or Committee meetings, the non-employee directors receive the following fees:

Retainer:
•	$1,200 per month for service on the Board, with the Chairman receiving an additional $22,000 per year.

Meeting Fees:
•	$1,200 for Board meeting attendance.
•	$1,200 for Audit Committee meeting attendance, with the chairman of the Audit Committee receiving an additional $1,200 per meeting.
•
$800 for Compensation Committee or Nominating/Governance Committee meeting attendance, with the chairman of each of the Compensation Committee and the Nominating/Governance Committee receiving an additional $750 per meeting.

Equity Compensation.  Our 2008 Equity Incentive Plan provides for automatic option grants to each non-employee director.  Each non-employee director who is elected for the first time as a director is granted a nonqualified option to purchase 5,500 shares of Common Stock.  Each non-employee director who is re-elected as a director or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a five-year nonqualified option to purchase 5,500 shares of Common Stock.  No director shall receive more than one option pursuant to the formula plan in any one fiscal year.  All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they are immediately exercisable.   On May 6, 2008, each of our non-employee directors received an option to purchase 5,500 shares at $1.74 per share.  On January 2, 2008, Mr. Brady was elected to the Board and received an option to purchase 5,500 shares at $2.23 per share.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)	Options to purchase shares of stock (#)(3)
Thomas J. Goodmanson	$36,433	$7,959	$44,395	11,000
Thomas J. Brady	22,800	7,959	30,759	11,000
Richard T. Speckmann	21,950	7,959	29,909	27,000
Lorin E. Krueger	18,000	7,959	25,959	5,500

(1)	The amounts consist of the cash fees paid to the non-employee directors as described in “Cash Compensation” above.

(2)
The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with FAS 123R for stock option awards automatically granted to non-employee directors in fiscal year 2008 pursuant to our 2008 Equity Incentive Plan.  Assumptions used in the calculation of these amounts are included in footnote 7 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission

(3)	The amounts reflect the total number of options held by each director to purchase shares of the Company’s common stock.

NOMINATING/GOVERNANCE COMMITTEE REPORT

The Nominating/Governance Committee is comprised of independent directors.  In accordance with its written charter, the Nominating/Governance Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for our Board of Directors.  Its duties shall include oversight of the principles of corporate governance by which Winland Electronics and the Board shall be governed; the codes of ethical conduct and legal compliance by which Winland Electronics and its directors, executive officers, employees and agents will be governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer, Board chairperson and other Board members.  In addition, the Nominating/Governance Committee is responsible for annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of Winland Electronics, nominating and screening of Board member candidates, evaluating the performance of Board members and recommending the reelection of Board members who are performing effectively and who continue to provide a competency needed on the Board.  When a director’s principal occupation or business association changes substantially, such director shall tender a letter of resignation to the Board through the Nominating/Governance Committee, which resignation will be considered and acted upon in a manner that is best for the Board and Winland Electronics.

        The Nominating/Governance Committee will consider candidates for nomination as a director recommended by shareholders.  In evaluating director nominees, the Nominating/Governance Committee requires certain minimum qualifications, including high moral character and mature judgment and the ability to work collegially with others.  In addition, factors such as the following shall be considered:

•	appropriate size and diversity of the Board;
•	needs of the Board with respect to particular talent and experience;
•	knowledge, skills and experience of nominee;
•	familiarity with our business and industry;
•	appreciation of the relationship of our business to the changing needs of society; and
•	desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

Shareholders who wish to recommend one or more candidates for director to the Nominating/Governance Committee must provide written recommendation to the Chief Financial Officer.  Notice of a recommendation must include the shareholder’s name, address and the number of shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any.  The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  Winland Electronics may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.  In addition, the Bylaws permit shareholders to nominate directors for consideration at a meeting of shareholders at which one or more directors are to be elected.  For a description of the process for nominating directors in accordance with the Bylaws, see “Shareholder Proposals and Nominations of Director Candidates” on page 15.

 A copy of the current Nominating/Governance Committee Charter is available on our website at www.winland.com.

Members of the Nominating/Governance Committee
Richard T. Speckmann, Chairman
Thomas J. Goodmanson
Thomas J. Brady

ELECTION OF DIRECTORS
(Proposals #1 and #2)

Our Bylaws provide that the number of directors shall be the number set by the shareholders, which shall be not less than one.  The Nominating/Governance Committee recommended to the Board of Directors that the number of directors be set at five and that the persons currently serving on the Board be nominated for re-election.  The Board of Directors unanimously recommends that the number of directors be set at five and that the five persons nominated be re-elected.  Unless otherwise instructed, the Proxies will be so voted.

Under applicable Minnesota law, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of the greater of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, and the election of directors requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

In the absence of other instruction, the Proxies will be voted for setting the number of directors at five and for each of the individuals listed below.  If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify.  All of the nominees are members of the present Board of Directors.  If, prior to the 2009 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 2009 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Nominating/Governance Committee.  Alternatively, the Proxies may, at the Board’s discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrences.  The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

Name and Age of Director/Nominee	Age	Current Position With Winland Electronics, Inc.	Director Since
Thomas J. de Petra	62	President, Chief Executive Officer and Director	1994
Lorin E Krueger	53	Director	1983
Richard T. Speckmann	58	Director	2002
Thomas J. Goodmanson	39	Director	2007
Thomas J. Brady	44	Director	2008

Thomas de Petra has been President and Chief Executive Officer since April 2008.  Mr. de Petra served as Chairman of Winland’s Board of Directors from October 2006 until April 2008, and a Director of the company since 1994. He is the founder and president of Vantage Advisory Services LLC, providing management consulting and business advisory services. While serving as a self-employed management consultant during the past 12 years, Mr. de Petra has served in various interim executive officer roles. He also served as Chief Executive Officer of Nortech Forest Technologies, Inc., a publicly traded company, from February 1996 to June 1997.

Lorin E. Krueger serves as a Director.  He is President and Chief Executive Officer of Rt 66 Holdings Inc., a private venture company.  From June 1, 2001 to January 2, 2008, Mr. Krueger served as President and Chief Executive Officer of the Company and as President of the Company from January 1999 until June of 2001 when he assumed the additional role of CEO.  Mr. Krueger has served as a Director of the Company since 1983. Mr. Krueger served as the Company’s Chief Operating Officer, and other executive officer positions in the company, from 1983 until January of 1999.  Mr. Krueger was one of the founding partners of the company.

Richard T. Speckmann serves as a Director and Chairman of the Compensation Committee and Nominating/Governance Committee.  He is the Chief Executive Officer and President of EmPerform, Inc., a company that evaluates employee performance and productivity, since March 2004.  He served as Chief Executive Officer of Outside the Box, Inc. and as President of Amcon Construction Company, LLC April 2001 to November 2002.  From January 1997 to March 2001, Mr. Speckmann, a partner of Art Holdings Corporation, served as its President.

Thomas J. Goodmanson serves as a Director and Chairman of the Board.  He is the Chief Financial Officer, of Calabrio, Inc., a leading provider of workforce optimization and unified desktop software for IP-based contact centers.  From March 2006 to January 2008, Mr. Goodmanson served as the Chief Financial and Administrative Officer of Gelco Information Network, Inc., a leading provider of global software-as-a-service and other on-demand business services. From September 1999 to March 2006, Mr. Goodmanson was Chief Financial Officer of Magenic Technologies. From August 1992 to September 1999, he was a senior manager at KPMG, LLP and is a CPA, inactive, in the state of Minnesota.

Thomas J. Brady serves as a Director and Chairman of the Audit Committee.  He is the Chief Financial Officer of Digineer, Inc., a growing IT consulting firm, which he joined in October 2006.  At Digineer, he is responsible for all aspects of internal and external financial reporting, as well as information technology, legal, operations and general administration. Previously, Mr. Brady spent 19 years with KPMG, LLP, most recently as Audit Partner, where he was responsible for corporate audits in a wide range of companies and industries with revenues ranging from under $10 million to over $1 billion.

INCREASE IN SHARES RESERVED UNDER THE 2008 EQUITY INCENTIVE PLAN
(Proposal #3)

General

On March 5, 2009, the Board of Directors amended, subject to shareholder approval, our 2008 Equity Incentive Plan (the "Equity Incentive Plan") to increase the reserved shares of Common Stock under the Equity Incentive Plan from 300,000 to 500,000.   The Equity Incentive Plan was originally adopted by the Board on March 17, 2008 and approved by the shareholders in May 2008.

The Board believes that granting equity incentives to employees, officers, consultants, advisors and directors is an effective and crucial means to promote the future growth and development of Winland.  Such Awards, among other things, increase these individuals’ proprietary interest in Winland’s success and enables Winland to attract and retain qualified personnel.  There are currently 159,000 shares of Common Stock reserved under the Equity Incentive Plan for Awards that have previously been granted under the Equity Incentive Plan.  Winland does not have the ability to grant future Awards under the 2005 Equity Incentive Plan or the 1997 Stock Option Plan, nor does it have the ability to reissue Common Stock which was previously reserved for Awards that have expired or terminated.  We believe that in order to attract and retain qualified personnel, we must have the capacity to offer Awards under the Equity Incentive Plan.

Because of the current state of the economy and the current trading price of our Common Stock, all of the Awards granted under the Equity Incentive Plan, as well as the 2005 Equity Incentive Plan are under water.  Winland deems it important to have the ability to grant Awards in order to attract and retain qualified personnel, including those qualified personnel who have been granted Awards in the past under either the Equity Incentive Plan or the 2005 Equity Incentive Plan.

The Board therefore recommends that all shareholders vote in favor of the amendment to the Equity Incentive Plan to increase the shares of Common Stock reserved under the Equity Incentive Plan from 300,000 to 500,000.

A general description of the basic features of the Equity Incentive Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Equity Incentive Plan, a copy of which may be obtained without charge upon written request to Brian Lawrence, Winland’s Controller.

Description of the Equity Incentive Equity Incentive Plan

General.  Under the Equity Incentive Plan, the Compensation Committee may award incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to those officers and employees of Winland (including any subsidiaries and affiliates), or to directors of or consultants or advisors to Winland, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of Winland.

        Shares Available.  The Equity Incentive Plan currently provides for the issuance of up to 300,000 shares of Common Stock, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of Common Stock effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which Winland receives no consideration.

The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding Awards are subject to adjustment by the Board upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which we receive no consideration.  The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

Administration and Types of Awards.  As permitted in the Equity Incentive Plan, the Board has designated the Compensation Committee (hereinafter referred to as the “Administrator”) to administer the Equity Incentive Plan.  The Administrator has broad powers to administer and interpret the Equity Incentive Plan, including the authority to (i) establish rules for the administration of the Equity Incentive Plan, (ii) select the participants in the Equity Incentive Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards.  All determinations and interpretations of the Administrator are binding on all interested parties.

        Options.  Options granted under the Equity Incentive Plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code (“IRC”) or “nonqualified” stock options that do not qualify for special tax treatment under the IRC.  No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the Company’s Common Stock on the date the option is granted.  The closing sale price of a share of our Common Stock was $0.45 on March 9, 2009.

The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator.  An incentive stock option may not be exercisable more than ten (10) years from the date of grant.  Participants generally must pay for shares upon exercise of options with cash, certified check or Common Stock of Winland valued at the stock’s then “fair market value” as defined in the Equity Incentive Plan.   Each incentive option granted under the Equity Incentive Plan is nontransferable during the lifetime of the Participant.  A nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option.  The Administrator may also determine the effect a Participant’s termination of employment with Winland or a subsidiary may have on the exercisability of such option.  The grants of stock options under the Equity Incentive Plan are subject to the Administrator’s discretion.

Restricted Stock Award, Performance Share Awards and Performance Units. The Administrator is also authorized to grant awards of restricted stock, performance shares and performance units.  Each restricted stock award granted under the Equity Incentive Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse.   Performance share awards generally provide the recipient with the opportunity to receive shares of Winland’s Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if Winland’s financial goals or other business objectives are achieved over specified performance periods.

Stock Appreciation Rights.  A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator.  Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of Winland’s Common Stock, over (ii) a specified exercise price.  If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right.  The Administrator will determine the term of the stock appreciation right and how it will become exercisable.  A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.

        Amendment. The Board may, from time to time, suspend or discontinue the Equity Incentive Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of Winland, (ii) the Equity Incentive Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the Equity Incentive Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the Equity Incentive Plan, without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

Options.  Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Equity Incentive Plan.  Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of Winland’s Common Stock on the date of exercise.  Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss.  Winland will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

         Incentive stock options granted under the Equity Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.  Under Section 422, an optionee recognizes no taxable income when the option is granted.  Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of Winland.  Winland ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option.  Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards.  Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted.  Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse.  Alternatively, if a recipient makes a “Section 83(b)” election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award.  Winland normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Share and Performance Unit Awards.  A recipient of performance shares or performance units will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the recipient receives payment.  Winland normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights.  Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised.  Winland normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2008.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	468,800	$2.44	343,202	(1)
Equity compensation plans not approved by security holders (2)	12,500	$3.52	0
TOTAL	481,300	$2.46	343,202

(1)	Includes 190,202 shares available for issuance under Winland’s 1997 Employee Stock Purchase Plan.

(2)
The plans consist of three warrant agreements to purchase shares of Winland’s Common Stock issued in 2006 as partial consideration for consulting services to the following:  (i) Board Assets, Inc., a board evaluation and consulting firm – warrant to purchase 5,000 shares of Common Stock, which warrant vests upon performance of certain services and expires on February 16, 2016 (2,500 shares vested on July 17, 2006, and the remaining shares did not vest because the consulting arrangement has been terminated); and (ii) each of two principals of Genoa Business Advisors, LLC, a business consulting firm – warrant to purchase 10,000 shares of Common Stock, which vest in 5,000-share increments upon performance of certain services and expire on September 6, 2011 (10,000 shares vested on January 19, 2007, and the remaining shares did not vest because the consulting arrangement has been terminated).

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table sets forth certain information regarding compensation paid or accrued for our last fiscal year to our Chief Executive Officer, Chief Financial Officer and our two highest paid executive officers whose total compensation earned or accrued for fiscal year 2008 exceeded $100,000.

We have entered into employment agreements with each of the named executive officers, which agreements are described below.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(3)	Total ($)
Thomas J. de Petra	2008	$174,358	$15,925	$-		$-	$190,283
Chief Executive Officer and President
Glenn Kermes	2008	$149,989	$32,039	$-		$4,907	$186,935
Chief Financial Officer and Executive Vice President
Warren E. Mitchell	2008	$118,558	$8,834	$20,000	(2)	$-	$147,392
Vice President of Operations & Supply
Gregory W. Burneske	2008	$123,594	$16,951	$-		$4,121	$144,666
Vice President of Engineering

(1)
The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with FAS 123R of stock option awards pursuant to our 2008 Equity Incentive Plan, 2005 Equity Incentive Plan and 1997 Stock Option Plan.  Assumptions used in the calculation of these amounts are included in footnote 7 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission.

(2)	The amount represents cash incentive awards made pursuant to Mr. Mitchell’s employment agreement as noted below.

(3)	Other Annual compensation for fiscal year 2008 consists of contributions to our 401(k) plan for the named executive officer’s benefit.

Employment Agreements

Thomas J. de Petra.   On May 6, 2008, Winland entered into an employment agreement with Thomas J. de Petra, Chief Executive Officer and President which continues until either party terminates such agreement as provided in the agreement.  Pursuant to the terms of the agreement, Mr. de Petra’s base salary beginning on April 24, 2008 is $202,000 and is subject to review at least annually.  Pursuant to the employment agreement, if Mr. de Petra’s employment is terminated by Winland without cause or by Mr. de Petra for good reason, Mr. de Petra is entitled to his base salary for twelve months and health care benefits for six months; provided, however, if such termination occurs within two years after a change of control, Mr. de Petra will be entitled to an amount equal to his salary and bonus payments for the two completed fiscal years immediately preceding termination payable over the 24 months following the termination. During employment with Winland and for one year following termination of such employment, Mr. de Petra has agreed that he will not compete with Winland or solicit any of its employees, customers or contractors for employment or business purposes.

Glenn A. Kermes.  On December 31, 2007, Winland entered into an Amendment to Employment Agreement with Glenn Kermes, Chief Financial Officer, dated January 23, 2007, which agreement continues until either party terminates such agreement as provided in the agreement. Pursuant to the terms of the amendment, Mr. Kermes’ base salary beginning January 1, 2009 is $185,000 and is subject to review at least annually. Pursuant to the employment agreement, as amended, if the Mr. Kermes’ employment is terminated by Winland without cause or by Mr. Kermes for good reason, Mr. Kermes is entitled to his base salary for six months and health care benefits for three months; provided, however, if such termination occurs within two years after a change of control, Mr. Kermes will be entitled to an amount equal to his salary and bonus payments for the one completed fiscal year immediately preceding termination payable over the 12 months following the termination. During employment with Winland and for one year following termination of such employment, pursuant to the amendment, Mr. Kermes has agreed that he will not compete with Winland or solicit any of its employees, customers or contractors for employment or business purposes.

Warren E. Mitchell.  On February 4, 2008, Winland entered into an employment agreement with Warren Mitchell as Company’s Executive Supply Chain Leader.  On June 11, 2008, Winland promoted Mr. Mitchell to Vice President of Operations and Supply.  Mr. Mitchell’s base salary beginning January 1, 2009 is $149,350 and is subject to review at least annually pursuant to the agreement.  Pursuant to the employment agreement, Mr. Mitchell’s employment may be terminated by Winland or by Mr. Mitchell for any or no reason.  If, during the first six months of the new CEO’s employment, Mr. Mitchell is terminated without cause, or due to an organization restructure, Mr. Mitchell will be entitled to 6 months of his base salary.  Also, if Mr. Mitchell is terminated (outside of the first six months of the new CEO’s employment) without cause or is impacted during a potential change of control of the company, his severance will be four months of the his base salary.  During employment with Winland and for one year following termination of such employment, Mr. Mitchell has agreed that he will not compete with Winland or solicit any of its employees, customers or contractors for employment or business purposes.

Gregory W. Burneske.  On May 17, 2004, Winland entered into an Employment Agreement with Gregory Burneske as Winland’s Vice President of Engineering which continues until either party terminates such agreement as provided in the agreement. Pursuant to the terms of the agreement, Mr. Burneske’s base salary beginning January 1, 2009 is $127,300 and is subject to review at least annually. Pursuant to the employment agreement, if  Mr. Burneske’s employment is terminated by Winland without cause or by Mr. Burneske for good reason, Mr. Burneske is entitled to his base salary for six months and health care benefits for three months; provided, however, if such termination occurs within two years after a change of control, Mr. Burneske will be entitled to an amount equal to his salary and bonus payments for the one completed fiscal year immediately preceding termination payable over the 12 months following the termination. During employment with Winland and for one year following termination of such employment, pursuant to the amendment, Mr. Burneske has agreed that he will not compete with Winland or solicit any of its employees, customers or contractors for employment or business purposes.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable		Option Exercise Price ($)	Option Expiration Date
Thomas J. de Petra	5,000	--		$3.00	05/11/2009
	5,500	--		$4.11	05/10/2015
	5,500	--		$4.48	05/09/2016
	5,500	--		$3.28	05/08/2017
	--	50,000	(1)	$1.74	05/06/2014

Glenn A. Kermes	14,400	21,600	(2)	$3.33	10/02/2012
	3,600	14,400	(3)	$2.55	11/08/2013
	--	12,000	(4)	$0.70	01/15/2015

Warren E. Mitchell	5,400	21,600	(5)	$2.13	02/04/2014
	--	9,000	(6)	$1.60	06/11/2014

Gregory W. Burneske	14,400	3,600	(7)	$3.00	05/17/2010
	10,800	7,200	(8)	$3.35	01/01/2012

(1)	The stock option was granted on May 6, 2008. The option vests to the extent of 10,000 shares annually on the first five anniversary dates of the date of grant.

(2)	The stock option was granted on October 2, 2006. The option vests to the extent of 7,200 shares annually on the first five anniversary dates of the date of grant.

(3)	The stock option was granted on November 8, 2007. The option vests to the extent of 3,600 shares annually on the first five anniversary dates of the date of grant.

(4)	The stock option was granted on January 15, 2009. The option vests to the extent of 2,400 shares annually on the first five anniversary dates of the date of grant.

(5)	The stock option was granted on February 4, 2008. The option vests to the extent of 5,400 shares annually on the first five anniversary dates of the date of grant.

(6)	The stock option was granted on June 11, 2008. The option vests to the extent of 1,800 shares annually on the first five anniversary dates of the date of grant.

(7)	The stock option was granted on May 17, 2004. The option vests to the extent of 3,600 shares annually on the first five anniversary dates of the date of grant.

(8)	The stock option was granted on January 1, 2006. The option vests to the extent of 3,600 shares annually on the first five anniversary dates of the date of grant.

CERTAIN TRANSACTIONS

During the two most recent fiscal years, we have not had any transactions in which any director or executive officer, or any other member of the immediate family of any director or executive officer, had a material direct or indirect interest reportable under applicable Securities and Exchange Commission rules, and there are no such transactions proposed.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”).  Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received, we believe that, during fiscal year 2008, all of our executive officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements, except that Messrs. Goodmanson and Krueger each reported one transaction and Mr. Brady reported two transactions on a Form 4 that were not timely filed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP has served as our independent registered public accounting firm since May 1998.  Representatives of McGladrey & Pullen, LLP are expected to be present at the 2009 Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters if they so desire, and will be available to respond to appropriate questions from our shareholders.

Audit Fees

We paid the following fees to McGladrey & Pullen, LLP or its affiliated entity RSM McGladrey, Inc. for fiscal years 2007 and 2008:

	2007	2008
Audit Fees	$222,000	$193,000
Tax Fees	90,000	48,000
	$312,000	$241,000

Audit fees are professional services rendered for the audit of our annual financial statements and review of financial statements included in our Forms 10-K and 10-Q.  Tax fees include fees for services provided in connection with tax planning and tax compliance.  Tax fees for 2007 included fees paid to RSM McGladrey, Inc. to perform a Research and Development Tax Credit Study for tax years 2003 thru 2006.

The Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants’ independence and has determined that such services are compatible with maintaining accountants’ independence.

Pre-Approval Policy

The Audit Committee has not formally adopted a policy for pre-approval of all audit and non-audit services by its independent auditors, but it has routinely approved all audit and permitted non-audit services to be performed for Winland by its independent auditors.

REPORT OF AUDIT COMMITTEE

The Board maintains an Audit Committee comprised of the three outside directors.  The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies the Listing Standards of the American Stock Exchange (“AMEX”) that governs audit committees, Section 121(B), including the requirement that audit committee members all be “independent directors” as that term is defined by AMEX Listing Standards Section 121(A).

        The Audit Committee has established a Disclosure Committee, comprised of executives and senior managers who are actively involved in the disclosure process, to specify, coordinate and oversee the review procedures that are used each quarter, including at fiscal year end, to prepare our periodic and current SEC reports.

In accordance with its written charter adopted by the Board (available on our website), the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Winland.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)           reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61, as amended; and

(3)
reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No.1 and discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission.

Members of the Audit Committee
Thomas J. Brady, Chairman
Thomas J. Goodmanson
Richard T. Speckmann

OTHER BUSINESS

Management knows of no other matters to be presented at the 2009 Annual Meeting.  If any other matter properly comes before the 2009 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES

Under the SEC Rules, we are required to provide the following information to you based on the assumption that the date for our annual meeting in 2010 will not deviate more than thirty (30) days from the date for the 2009 Annual Meeting:  Any appropriate proposal submitted by a shareholder of Winland and intended to be presented at the 2010 Annual meeting of shareholders must be received by us by December 14, 2009 to be considered for inclusion in our proxy statement and related proxy for our annual meeting in 2010.  Also, our Bylaws permit shareholders to make nominations for the election of directors and propose business to be brought before any regular meeting of shareholders, provided advance written notice of such nomination or proposal is received by us after February 8, 2010, but on or before March 8, 2010.  According to our Bylaws, a shareholder nomination or proposal received outside of this time period will be considered untimely and the chairman of the meeting shall refuse to acknowledge such untimely nomination or proposal.

We will inform you of any changes of the aforesaid dates in a timely manner and will provide notice of the new dates in our earliest possible quarterly report on Form 10-Q.

Any shareholder nomination or proposal must provide the information required by our Bylaws and comply with any applicable laws and regulations.  All submissions should be made to the Secretary of Winland Electronics at our principal offices at 1950 Excel Drive, Mankato, Minnesota 56001.

ANNUAL REPORT

A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2008, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement.  No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

FORM 10-K

WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K.  WE WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES.  REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF WINLAND ELECTRONICS, INC., 1950 EXCEL DRIVE, MANKATO, MINNESOTA 56001.  YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 9, 2009, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2009 ANNUAL MEETING OF SHAREHOLDERS.

BY ORDER OF THE BOARD OF DIRECTORS,
Date: March 26, 2009	By:	/s/ Thomas J. Goodmanson
Mankato, Minnesota		Thomas J. Goodmanson
Chairman of the Board

*WINLAND ELECTRONICS, INC.*
*1950 EXCEL DRIVE*
*MANKATO, MN 56001*

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

WNDLN1 KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** DETACH AND RETURN THIS PORTION ONLY

**WINLAND ELECTRONICS, INC.**

**Vote on Directors**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. To elect directors: | ▢ | ▢ | ▢ |

01) Thomas J. de Petra
02) Thomas J. Goodmanson
03) Thomas J. Brady
04) Richard T. Speckmann
05) Lorin E. Krueger

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

________________________

**Vote on Proposals**

| | For | Against | Abstain |
|---|---|---|---|
| 2. To set the number of members of the Board of Directors at five (5). | ▢ | ▢ | ▢ |
| 3. To approve an increase of shares available under the Company's 2008 Equity Incentive Plan from 300,000 to 500,000. | ▢ | ▢ | ▢ |

Please be sure to sign and date this Proxy in the box below.

Please sign exactly as your name appears hereon, date and return promptly. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should indicate their capacity when signing.

The above signed acknowledges receipt from Winland Electronics, Inc. prior to the execution of this proxy, of a Notice of the Annual Meeting of Shareholders, a Proxy Statement and an Annual Report to Shareholders.

**PLEASE ACT PROMPTLY**
**SIGN, DATE & MAIL YOUR PROXY CARD TODAY**

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

## ANNUAL MEETING OF SHAREHOLDERS
## TUESDAY, MAY 5, 2009

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The 2009 Notice and Proxy Statement and Form 10-K Combination Documents are available at www.proxyvote.com.

**⬆ Detach above card, sign, date and mail in postage paid envelope provided. ⬆** WNDLN2

**REVOCABLE PROXY**
**WINLAND ELECTRONICS, INC.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**ANNUAL MEETING OF SHAREHOLDERS**
**MAY 5, 2009**

The shareholder(s) hereby appoint Glenn Kermes as proxy, with the power to appoint (his/her) substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common) Stock of Winland Electronics, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 3:30 P.M., CDT, on Tuesday, May 5, 2009, at the Marriot Minneapolis City Center, 30 South 7th Street, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE**

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**